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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 13, 2000



                                ADMINISTAFF, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                                        1-13998                                        76-0479645
(State or other jurisdiction of                      (Commission                                  (I.R.S. Employer
       incorporation)                               File Number)                               Identification No.)



                          19001 CRESCENT SPRINGS DRIVE
                              KINGWOOD, TEXAS 77339
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 358-8986

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Item 5.           Other Events.

Stock Split

                  On September 13, 2000, Administaff, Inc. ( the "Company") announced a two-for-one split of its common stock (the "Stock Split"). The Stock Split will be effected in the form of a stock dividend and will entitle each stockholder of record on September 25, 2000 to receive one share of common stock for every share of the Company's common stock held on the record date. The Stock Split will be payable on October 16, 2000. A copy of the press release announcing the Stock Split is attached hereto as Exhibit 99.1.

                  Pursuant to the Rights Agreement dated as of February 4, 1998 between the Company and Computershare Investor Services LLC (successor to Harris Trust and Savings Bank), as Rights Agent, there are certain preferred stock purchase rights associated with the shares of common stock (the "Rights"). The Rights are not currently exercisable and will not become exercisable except upon certain events. As required by the Rights Agreement, the Rights have been adjusted so that following the Stock Split, one-half of one Right is associated with each share of common stock.

Additional Shares Registered as a Result of Stock Split

                  Pursuant to Rule 416(b) under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of the Company's common stock registered for sale under the Securities Act by the following Registration Statements on Form S-8, which incorporate by reference this Report on Form 8-K, will be deemed to be increased by the Stock Split to cover the additional shares resulting from the application of the Stock Split to the registered shares of the Company's common stock remaining unsold under such Registration Statements as of the September 25, 2000 record date for the Stock Split:

Registration
Statement
Number              Date Filed                   Name of Plan(s)                        Pre-Split Shares Registered
------              ----------                   ---------------                        ---------------------------

333-34041           August 21, 1997              Administaff, Inc. 1997                                     882,165
                                                 Incentive Plan

333-36363           September 25, 1997           Administaff, Inc. 1997                                     200,000
                                                 Employee Stock
                                                 Purchase Plan

333-85151           August 13, 1999              Administaff, Inc.                                        1,200,000
                                                 Nonqualified Stock
                                                 Option Plan and
                                                 Administaff, Inc. 1997
                                                 Incentive Plan
                                                 (as amended)


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibit is filed herewith:

  *99.1 Press release of Administaff, Inc. dated September 14, 2000 with respect to a two-for-one split of its outstanding common stock.
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* Previously filed


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADMINISTAFF, INC.


                                     By:  /S/ JOHN H. SPURGIN, II
                                          ------------------------
                                              John H. Spurgin, II
                                              Vice President of Legal,
                                              General Counsel and Secretary



Date: September 27, 2000



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                                  EXHIBIT INDEX

Exhibit Number                Description
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   *99.1                      Press Release dated September 14, 2000

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* Previously Filed


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